SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              TOTAL SYSTEM SERVICES, INC.
                                              (Registrant)

March 31, 2003                                By:/s/Richard W. Ussery
                                                 -------------------------------
                                                  Richard W. Ussery,
                                                  Chairman and
                                                  Principal Executive Officer

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James H. Blanchard, Richard W. Ussery and Philip
W. Tomlinson, and each of them, his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement and to file the same, with all exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or their substitute(s), may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


/s/James H. Blanchard                                    Date: March 31, 2003
------------------------------------------
James H. Blanchard,
Director and Chairman of the
Executive Committee


/s/Richard W. Ussery                                     Date: March 31, 2003
--------------------------------------------
Richard W. Ussery,
Chairman of the Board
and Principal Executive Officer
                                   Exhibit 24

/s/Philip W. Tomlinson                                   Date: March 31, 2003
-------------------------------------------
Philip W. Tomlinson,
President
and Director


/s/James B. Lipham                                       Date: March 31, 2003
-------------------------------------------
James B. Lipham,
Executive Vice President, Treasurer, Principal
Accounting and Financial Officer


/s/Richard Y. Bradley                                    Date: March 31, 2003
---------------------------------------------
Richard Y. Bradley,
Director


/s/G. Wayne Clough                                       Date: March 31, 2003
-------------------------------------------
G. Wayne Clough,
Director


/s/Gardiner W. Garrard, Jr.                              Date: March 31, 2003
---------------------------------------------
Gardiner W. Garrard, Jr.,
Director


/s/Sidney E. Harris                                      Date: March 31, 2003
---------------------------------------------
Sidney E. Harris,
Director


/s/John P. Illges, III                                   Date: March 31, 2003
---------------------------------------------
John P. Illges, III,
Director


/s/Alfred W Jones III                                    Date: March 31, 2003
---------------------------------------------
Alfred W. Jones III,
Director


/s/Mason H. Lampton                                      Date: March 31, 2003
----------------------------------------------
Mason H. Lampton,
Director


/s/H. Lynn Page                                          Date: March 31, 2003
----------------------------------------------
H. Lynn Page,
Director


/s/W. Walter Miller, Jr.                                 Date: March 31, 2003
----------------------------------------------
W. Walter Miller, Jr.,
Director


/s/William B. Turner                                     Date: March 31, 2003
----------------------------------------------
William B. Turner,
Director


/s/James D. Yancey                                       Date: March 31, 2003
----------------------------------------------
James D. Yancey,
Director


/s/Rebecca K. Yarbrough                                  Date: March 31, 2003
--------------------------------------------
Rebecca K. Yarbrough,
Director


                                                         Date: ___ __, 2003
--------------------------------------------
Walter W. Driver, Jr.,
Director